EXHIBIT 10.63

RENDERING OF SERVICES CONTRACT CELEBRATED ON ONE HAND BY A) AMERICAN METAL MINING, S. A. DE C. V:, REPRESENTED IN THIS ACT BY MR. RAMIRO TREVIZO LEDEZMA IN HIS PERSONALITY AS LEGAL REPRESENTATIVE (HENCEFORTH KNOWN AS THE “CLIENT”) AND ON THE OTHER BY MACO PBB, S. A. DE C. V., REPRESENTED IN THIS ACT BY MR. CARLOS ALBERTO MARTÍNEZ IN HIS PERSONALITY AS LEGAL REPRESENTATIVE (HENCEFORTH KNOWN AS THE “LENDER”) IN ACCORDANCE WITH THE FORTHCOMING STATED PREVIOUS RECORDS, DECLARATIONS AND CLAUSES.

CLAUSES

I.              In recently past days, the CLIENT subscribed a transfer of mining rights contract with different people in order to acquire 100 % of the rights derived from the concession named “TANIA”, described in detailed in the table immediately below (the “CONCESSION”):

Title	n/d
File	102/00407
Surface	3,233-01-47 Hectares
Locaton	Pedro Núñez Ejido, Municipality of Manzanillo, Stateof Colima.

II.            The CLIENT requires the support of people involved in mining expertise, specifically in the process of diverse mineral materials to be extracted from the location comprising the CONCESSION in order to obtain concentrate from such material;

III.           The CLIENT estimates that the LENDER accounts with the necessary and sufficient materials as well as human resources in order to completely comply with the obligations he contracts by the subscription of this instrument;

IV.           The LENDER considers that the CLIENT satisfies the economic resources required and, additionally, the solvency and liquidity in order to satisfy completely the obligations he contracts by the subscription of this present contract, and;

V.            By virtue of the before stated, PARTIES have decided to subscribe this present contract in writing.

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

DECLARATIONS

I.             The CLIENT declares through the offices of his legal representative and under oath of stating the truth, that:

1: It is a Mexican mercantile society, specifically a Stock Company with VaryingAmount of Capital, duly established and in operation in agreement with theapplicable and current legislation of the United States of Mexico, as witnessed inPublic Writ number 17,227, granted on the 4th December 2006 before testimony of Mr. Eugenio Fernando García Russek, Attorney at Law and applicant to the office of Notary Public, and ascribed to Public Notary number 28 of the Morelos Judicial District, State of Chihuahua and acting as Public Notary per license of the office’s title holder Mr. Felipe Colomo Castro, Attorney at Law, and instrument that was duly inscribed before the Public Registry of Property and Commerce of said district under electronic mercantile folio number 23,327*10 as of the 22nd December 2006, and reason why he enjoys the sufficient and necessary capacity to intervene in this present judicial act;

2.  Its representative enjoys the faculties, powers, the sufficient and necessarymandates in order to subscribe this present contract in representation of theLENDER as indicated in this present instrument in its before stated numeral, same that have not been restrained, limited, suspended or revoked to date;

3. It accounts with the sufficient and necessary economic resources, as well as withthe corresponding solvency and liquidity in order to completely satisfy theobligations he contracts by virtue of this present contract;

4. To be duly inscribed in the Federal Taxpayers Registry with Fiscal IdentificationCard number AMM-061204-4R7 and being to date current in his income tax payments and other contributions and taxes that might have corresponded in accordance with the applicable and current legislation concerning fiscal matters.

5. It is the will of its Administration Board to subscribe this present instrumentwith the purpose that the LENDER undertakes all of the necessary activities to adequately process the mineral material mentioned above.

II.           The LENDER declares through the offices of his legal representative and under oath of stating the truth, that:

1. It is a mercantile society, specifically a Stock Company with Varying Amount ofCapital, duly established and in operation in agreement with the applicable andcurrent legislation of the United States of Mexico, as witnessed in PublicWritingnumber 45256 granted on the 4th May 2011 before testimony of Mr. Jesús Orlando Padilla Becerra, Attorney at Law Public Notary number 30 of the State of Mexico and instrument that was duly inscribed before the Public Registry of Property and Commerce of said district under electronic mercantile folio number (__________) as of the (_________).

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

2. Its representative enjoys the faculties, powers, the sufficient and necessarymandates in order to subscribe this present contract as evinced in Public Writingnumber 45256, granted on the 4th May 2011 before testimony of Mr. Jesús Orlando Padilla Becerra, Attorney at Law and Public Notary number 30 of the State of Mexico, instrument that is duly inscribed in the Public Registry of Property and Commerce of said district under electronic mercantile folio number (_____) as of the (____) of May 2011, and same that have not been limited, suspended or revoked in any manner whatsoever to date;

3. That it in effect accounts with the necessary, sufficient human and material resources to comply with the obligation he contracts by virtue of this contract and, additionally, with the experience required in the mining field;

4. That he knows the location where the undertaking will be carried out object of this present contract having already inspected them thoroughly and, consequently, having become familiar with the properties and characteristic of same as well as with factors that will intervene in the execution of same labors;

5. He is aware and understands the applicable and current legal dispositions in mining matters of the United States of Mexico, as well as with the studies, projects, prints, specifications, work programs, budgets and other adjoined documents to this present contract as Annexes;

6. To be duly inscribed in the Federal Taxpayers Registry with Fiscal Identification Card (_____) and being to date current in his income tax payments and other contributions and taxes that might have corresponded in accordance with the applicable and current legislation concerning fiscal matters, and;

7. It is the will of its Administration Board to subscribe this present instrumentwith the purpose of undertaking the necessary activities for the adequate execution of the services in favor of the CLIENT.

III.           Both PARTIES declare, through their respective legal representatives, under oath of stating the truth that they assist to the subscription of this contract per their own and free will, free of deceit, violence, error, harm or any other vitiation in their consent in order to commit themselves with the following:

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

CLAUSES

FIRST. OBJECT: The CLIENT entrusts the LENDER and the LENDER accepts to carry out at location covering the CONCESSION the services of extraction and process of materials and minerals obtained from same that the CLIENT will indicate, specifically the iron metal, among others (the SERVICES) in exchange for a unit price payment per ton indicated in the Third Clause of this instrument as per the terms and conditions set down in the forthcoming clauses:

SECOND. QUALITY OF CONCENTRATE: In order that the CLIENT is in the possibility f paying the unit price per ton indicated in the following clause, each concentrate ton of the processed mineral material by the LENDER must have a minimum of 60 & (sixty per cent) of iron ore, in the understanding that if said concentrate does not meet the referred to percentage, the CLIENT will not be obliged to pay for it, a risk imputable to the LENDER due to the low mineral concentrate encountered at lot.

In the event the concentrate does not meet the described specifications in the above written paragraph, the LENDER commits itself to process it once more in order to increase the required characteristics by the CLIENT and specified in this instrument, risk not imputable to the LENDER due to the low mineral concentrate found at lot.

THIRD. TERMS AND CONDITIONS: In order to describe the manner in which the SERVICES must be rendered by the LENDER in favor of the CLIENT, there follows the principal terms and conditions applicable to this present contract:

1. The LENDER commits himself to put in use for the rendering of the SERVICES the totality of machinery and equipment necessary for the purpose, taking charge of locating them at the site of the CONCESSION or at any other location as is convenient for the correct rendering of the SERVICES, as well as to withdraw stated machinery and equipment upon finishing the works. The list of machinery and equipment that the LENDER must use for the rendering of the SERVICES is adjoined to this instrument and Annex I.

2. SERVICES will include cutting into the natural terrain, understanding that this land excavation will be in a determined environment with the purpose of ripping the land’s over load and reducing the level enabling the conformation of an adequate support platform for such an effect. Likewise, it will include the removal of the overburden in the natural terrain should there be the need of, as well as the removal, the load and hauling of the material, rocks and land as debris generated by the execution of the SERVICES; this will include the yard explanade, the engineering and maintenance of the lot’s access roads.

3. The CLIENT commits himself to receive and pay the totality of the concentrate of the processed mineral material due to the execution of the SERVICES, if and ever it complies to the specification agreed upon in this present document.

4.  The LENDER will deliver to the CLIENT the concentrate at the site of the CONCESSION as process goes along. However the before stated, the LENDER will only be able to carry out payment as per the Sixth Clause of this contract per each 10,000 (ten thousand) tons delivered to the CLIENT.

5. In case the CLIENT needs a modification to the specifications of the concentrate, he will solicit such to the LENDER at least 72 (seventy two) hours in advance from the date he requires. In this case, the unit price previously convened may be modified by the PARTIES.

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

FOURTH. COUNTERCLAIM: The CLIENT commits himself to pay to the LENDER for the rendering of SERVICES, per each ton of iron ore concentrate delivered as per the before set specification the amount indicated following:

Product	Type/tma	Quality	Unit measure	Unit Price – USA Dollars per ton
Mineral material	Iron ore sands	60% minimum iron ore	ton	$7.75 Dollars

The totality of the works or services entrusted in this contract to the LENDER amount to an important value of: $23,250,000.00 (twenty three million two hundred and fifty thousand Dollars 00/100 in United States Currency), if and ever the deposit merits the volume and mineral quality and, if and ever it gathers the requirements of economic feasibility to both parties.

On the other hand, PARTIES convene that the unit price before mentioned can be reviewed each 90 (ninety) days during the duration of this present contract.

FIFTH. ADVANCE: The CLIENT obliged himself to surrender as of this date an advance of $175,000.00 Dollars (One hundred and seventy five thousand Dollars 00/100 in United States Currency) in the understanding that it must be applied by the LENDER for office construction, buildings, warehouses and installations, and be it the case, for moving machinery and construction equipment necessary for the rendering of services object of this present contract.

The amount of the advance will be charged to the COUNTERCLAIM to be paid by the CLIENT and will amortized during the first 6 (six) months of duration of this present contract, applying at least 20% (twenty per cent) to the import of each estimate carried out due to the execution of the SERVICES rendered by the LENDER to such an effect.

In case there be a balance lack to be amortized, this must be liquidated at final estimate, that is, the last to be presented for payment on the part of the LENDER.

SIXTH. ESTIMATES: The LENDER expressly agrees that in addition to the advance amount referred to in the Fifth Clause, the remaining COUNTERCLAIM must be paid in agreement with the terms and conditions before stated, that is, per each 10,000 (ten thousand tons) of iron ore concentrate delivered to the CLIENT in agreement with the unit price set down in the Fourth Clause of this instrument.

In order for the CLIENT to be in the possibility of knowing the quality of the iron ore concentrate and is able to pay the described estimates in favor of the LENDER according to the counterclaim indicated in this contract, PARTIES agree that the CLIENT will submit said concentrate to a specialized lab in the matter and of his choice, and payment for said estimates must be done once the lab certificate has been issued certifying the ore’s quality as per the previous Second Clause, in the understanding that the cost of such a certificate will be paid by the CLIENT.

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PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

SEVENTH. MANNER AND PLACE OF PAYMENT:  The portion of the paid COUNTERCLAIM in cash, will be carried out by the CLIENT in favor of the LENDER through the means of a bank deposit or electronic transfer of funds to bank account number 8005467, Branch 573, CLABE number 0021 8005 7380 0546 76 of Banamex Banking Institution within the following 5 (five) able days of the date in which the specified amount to be paid if made known.

Against payment of any amount, the LENDER must issued and deliver to the CLIENT the corresponding vouchers heeding in every instance to the applicable and current fiscal dispositions.

EIGHTH. TERM OF EXECUTION: The LENDER obliges himself to begin the undertakings object of this present contract within 21 (twenty one) able days following the signature of this present instrument, on one hand or payment of the corresponding advance on the other, in the understanding that commencement will begin as of the last matter that takes place. Considering the nature of the SERVICES, the LENDER commits himself to end the SERVICES as becomes convenient to the CLIENT.

NINTH. DURATION: This present contract will begin to be in effect as of the date of its subscription and will remain current until the date of the termination of the SERVICES and the corresponding end payment. Non the less, depending upon the nature and difficulty of the works object of this contract as well as by the entrustment on the part of the CLIENT of additional or different works, the duration of same can be extended both PARTIES agreeing.

TENTH. DOCUMENTATION AND ADMINISTRATIVE PERMITS: The whole of permits, authorizations or whatever other similar administrative document must be obtained by the CLIENT and submitted to the LENDER in ordinary copy in order to allow the beginning of the SERVICES.

ELEVENTH. QUALITY OF SERVICES: PARTIES convene that the execution of the totality of the SERVICES object of this contract be carried out to the CLIENT’S satisfaction.

TWELFTH. RECEIVING CONCENTRATE: The LENDER will solicit from the CLIENT for this latter to deliver the concentrate sent to him for process as soon as possible. The CLIENT will undergo reception of concentrate in order to ship it to the corresponding certification lab.

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PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

THIRTEENTH. SUBCONTRACTING: For the execution of the SERVICES the LENDER will make use of its own working force. However, in order to proceed to a partial subcontract of the works object of this present instrument, (will be) per the exclusive criterion of the LENDER for the execution of the SERVICES. In any case, the LENDER will answer to the CLIENT for the works carried out by such individuals, and holding to himself to (claim) against them in case of an undue execution of the works that might have been entrusted to them.

FOURTEENTH. LABOR RELATIONS: The LENDER will be the responsible entity for the obligations derived from the applicable and current legal dispositions in labor matters and of social security, expressly accepting to answer to all the claims that his work force could present against him or against the CLIENT related to the works object of this contract.

When the LENDER should entrust the execution of the mentioned works to any individual or corporation employing people in the development of its activities, (either of these latter) will be the only responsible entity for the obligations derived from the applicable and current legal dispositions in labor matters and of social security, and be subject to expressly accept all the claims that their workers could put up against the CLIENT or the LENDER in relation to the works object of this present instrument.

In case, the LENDER commits himself to safeguard the CLIENT and peacefully protect him from any claim that by reason of this contract his own workers might intend on one hand or the subcontractor’s workers to whom he has partially or in total entrusted the works object of this contract on the other.

FIFTEENTH. SERVICE SUPERINTENDENT: The LENDER commits himself to name, in advance of the beginning of the works object of this present contract, a representative who will remain per possible means at the site of such labors and who will act as construction superintendent, individual who will enjoy the powers, the widest and sufficient faculties for decisions in anything related with the compliance of this instrument. Per criterion of the LENDER, the said superintendent could be his worker on one hand or any (third party) service render on the other. The CLIENT, in case of experiencing any kind of incompetence on the part of the nominated superintendent can request he be replaced at any time during the execution of the SERVICES.

SIXTEENTH. MATERIALS AND EQUIPMENT: The LENDER commits himself that the machinery and equipment put to use in the works object of this present contract comply with the established standards, applicable and current, in the construction field as well as with the particular specifications of the project being part of this instrument, and vying in every instance they be of the best possible quality available.

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

SEVENTEENTH. EQUIPMENT AND WORK SUPERVISION: The CLIENT will be endowed to verify at any moment if the work object of this contract is being carried out by the LENDER in conformity with the dispositions, the specifications and the corresponding work program set down in the project be it personally or through the offices of a third party he names.

EIGHTEENTH. LENDER’S CIVIL RESPONSIBILITY: Taking into consideration that during the execution of the SERVICES mechanical instruments will be used as well as dangerous substances and instruments per themselves due to the speed they carry either by their explosive or flammable nature, or by the energy of the electric current they bear or by any other analogue reason, in conformity with the dispositions of the applicable articles of the Civil Code of the Federal District, the LENDER will be obliged to answer for the damages caused by the materials he uses, his workers or the persons he subcontracts, independently that such individuals act illegitimately or not, unless it is proven that the damage occurred by the fault or the inexcusable negligence of the victim; also, the LENDER will have to answer and to repair the whole of the damages caused by his workers to the goods of the CLIENT, or to his subcontractors, the buildings, housing, roads, real estate or any other mobile good of nearby neighbors to the CLIENT’S site, as well to the infrastructure already built in the developed land located in the CLINET’S premises as could be retainer walls, yards, fences, hydraulic systems or any other kind of infrastructure already built at the moment of carrying out works on the part of the LENDER.

Consequently, the LENDER commits himself to safeguard and peacefully protect the CLIENT from any claim that by reason of the execution of the works object of this present contract his own workers might intend, or the subcontractor’s workers to whom he partially or in total entrusted carrying out same works per concept of damages.

In any case, the LENDER keeps to himself the right to (claim) against his own workers or of the subcontractor’s workers to whom he entrusted the execution the object of this present instrument when he pays for the damages they caused among themselves or to third parties.

NINETEENTH. CONFIDENTIALITY: PARTIES commit themselves expressly to kept in a confidential character the totality of past, present and future information related with this present instrument and extending same obligation to any individual or corporation it is disclosed to.

The PARTY recipient of confidential information must limit access to it to his representatives or employees who, under a justified and reasonable cause might request access to it. In such cases, PARTIES must commit such entities to the confidentiality obligations agreed upon in this instrument.

For purposes of this present clause, the following will not be considered confidential information: 1. Information legitimately known and obtained by the recipient PARTY prior to the subscription of this instrument; 2. Information that is considered as of date or in th future as public domain if and ever such consideration did not stem from the non compliance of any of the PARTIES to the stipulations in this clause, or; 3. Information that has to be disclosed per law or an administrative or judicial mandate by competent authorities.

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

PARTIES agree that the duration of the obligations contracted by virtue of this present clause will subsist indefinitely, even after the termination of this present contract.

In case of non compliance, PARTIES reserve to themselves those actions that per law correspond to them, both administrative and judicial, in order to claim indemnity for harms and damages, as well as to present any sanction be it the case.

TWENTIETH. ADVANCE TERMINATION: PARTIES agree that only the CLIENT is the one able to desist from the execution of the SERVICES on one hand or to suspend same in a temporary manner on the other, in whole or partially, and notifying in writing at least 15 (fifteen) natural days prior its counterpart only after covering in favor of the LENDER all non recoverable expenses and works carried out, if and ever these are reasonable, are duly proven and related with the execution of the SERVICES.

TWENTY FIRST. GUARANTEE: In order to guarantee the correct application of the amount extended as advance, as well as the compliance of this contract, the LENDER must subscribe upon the date of signature of this present contract a promissory note in favor of the CLIENT for the amount of $175,000.00 Dollars (one hundred and seventy thousand Dollars 00/100 in United States Currency) and which was subscribed with an expiration dateline of the 1st January 2012 (1/1). This guarantee will remain in effect until the totality of the advance is returned.

TWENTY SECOND. CANCELLATION OF CONTRACT:  PARTIES convene that the CLIENT can cancel this present contract in case of non compliance on the part of the LENDER. Such cancellation will bear full rights without the need of a judicial declaration it being sufficient that any of the below indicated cause may arise:

1. If the works object of this present contract are not begun on the stated date ofcommitment, if and ever to the CLIENT’S judgment the delay cannot be reprogrammed;

2. If the SERVICES are stopped without any justification or reparation is denied or a reposition of any portion of them that might have considered flawed by the CLIENT;

3. If the works are not carried out in conformity with the stipulation of thisinstrument and it Annexes;

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

4.  If the work schedule does not meet the program and per the CLIENT’S judgment this delay can impair a satisfactory conclusion of the works within the stipulated date line.

5. If it does not in all opportunity cover the workers’ salaries and other laborbenefits and of social security on one hand and, on the other, stops paying theentrusted service renderers;

6. In general, for non compliance or violation on the part of the LENDER to any of the obligations derived from this present contract as well as from the applicable and current legal dispositions.

Likewise, PARTIES convene that the LENDER can cancel this present instrument in case of non compliance to any of the obligations set down herein, on the part of the CLIENT, such as payment of the amounts per advance concepts, advance estimates, administrative paper work and discharge, be it the case, in full right, without the need of a judicial declaration.

TWENTY THIRD. CANCELLATION PROCEDURE: In case of non compliance or of violation by any of the PARTIES to any of the stipulations of this present contract, they can chose to demand compliance to same and of the conventional penalties agreed upon, declare cancellation of this instrument as per the following procedure:

1. If any of the PARTIES considers that the other has incurred in any of the causes of cancellation consigned in this contract, he will so advise its counterpart that this latter may expose regarding what is within his right within a term of 10 (ten) able days as of the date of reception of the respective notification, and;

2. If the time term lapses on the part of the non compliant and it does not statearguments in his defense on one hand, or if after analyzing the reasons invoked itdoes not produce proof, the other part considering same are not satisfactory, withinthe following 15 (fifteen) able days it will declare cancellation of the contract and will communicate so stating its arguments.

TWENTY FOURTH. FORTUITOUS EVENT OR FORCE MAJEURE:  When due to a fortuitous event or of case majeure it becomes impossible to continue with the works’ execution, the LENDER may stop the SERVICES temporarily, or, chose for an advance termination.. In this last case, it must put its request before the CLIENT immediately after the occurrence of the causes of origin, and he will resolve how to proceed within 15 (fifteen) able days following the reception of same. In case of a negative answer on the part of the CLIENT, it will become necessary for this latter to obtain the corresponding declaration from the competent judicial authority.

In the event the temporary suspension is granted, the corresponding modifications must be established through the means of an agreement concerning the approved work program as well as the measures that must be implemented to safeguard the works and materials. Likewise, in such an agreement the time terms of suspension must be made known as well as the renewal of works and work termination without modifying the established dateline in the contract.

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PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

TWENTY FIFTH. FISCAL OBLIGATIONS: On being approved and registered before the Federal Taxpayers Registry, PARTIES convene that each on its own will defray and separately tax payments that individually correspond to each in order to comply with the terms and conditions of this present instrument, heeding the applicable and current fiscal legislation, committing themselves to safeguard their counterpart regarding any fiscal responsibility that might be wrongly imputed by competent authorities in accordance with this contract.

TWENTY SIXTH. ADDRESSES AND CONTACT TELEPHONES: PARTIES agree that in everything regarding the execution and compliance of the terms and conditions of this present contract, as well as to carry out notices, announcements and other communications related with same, they state their addresses and contact telephones to be:

The Client Calle California 5101, interior 206 Col. Haciendas Santa Fe C. P. 31215 Chihuahua, Chih. Phone: 01-614-200-8403	The Lender Av. Jorge Jiménez Cantú Mz. 1 it s/n Col. Bosques Esmeralda C. P. 52930 Atizapán de Zaragoza, Estado de México Phone: 01-55-5308-7452

In case it is their will to change addresses, PARTIES agree in notifying their counterparts of such a circumstance at least five (5) natural days in advance of the date in which the addresses are changed. Not complying to the obligation herein described will imply that the announcements, notifications or communications sent and delivered at the original address of the PARTY carrying the change of address, will bear full legal effects in favor of the PARTY that was not notified in all opportunity as of the date of delivery and for as long as the non compliance subsists.

TWENTY SEVENTH: NOTIFICATIONS AND COMMUNICATIONS: PARTIES agree that any announcement, notification or communication necessary to their counterparts know must be done in writing. The before stated does not means that telephone communications between them is not agreed upon or permitted but that the relevant communications must be carried out in writing for a better judicial understanding on both PARTIES.

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PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

Sending of said documents can be carried out via three means: 1. By ordinary courier delivered on hand or by certificate mail, both with acknowledgement of receipt; 2. Via Fax or; 3. By electronic mail. In this last case, sending will only be considered valid and legally carried out when the reception of the respective electronic mail is confirmed electronically within three (3) natural days following the sending expressly stating receipt, by means of a confirming answering message sent by the recipient.

PARTIES agree likewise that announcements, notifications and communications carried out in relation to this present instrument will bear their respective effects on the day of their reception. In case that such message include some kind of term, this latter will begin to be in effect on the day following confirmation of reception regardless it is an able or natural day.

TWENTY NINTH. CONTACT PERSONS: PARTIES agree that the totality of announcements, notifications or communications necessary to be carried out between them derived from the terms and conditions of this present instrument must be addressed indistinctly to the following persons:

The Client RAMIRO TREVIZO LEDEZMA RAMIRO TREVIZO GONZÁLEZ	The Lender CARLOS ALBERTO MARTÍNEZ URIBE EDSEL COSÍO BARRAZA

In case it is their will to change contact persons, PARTIES agree in notifying their counterparts of such a circumstance at least five (5) natural days in advance of the date in which the persons are changed. Not complying to the obligation herein described will imply that that the announcements, notifications or communications sent and delivered to the name of the original addressees of the PARTY carrying the change of address, will bear full legal effects in favor of the PARTY that was not notified in all opportunity as of the date of delivery and for as long as the non compliance subsists.

THIRTIETH. ANNEXES AND TOTALITY OF CONTRACT: PARTIES accept expressly in obliging themselves in accordance to the terms and conditions established in this present instrument and adjoining annexes, same that on being signed make up part of same as if inserted verbatim.

Thus, PARTIES accept that this contract and its annexes contain the totality of agreements between them regarding its object and leaving without effect as well as canceling the whole of agreements, reports, negotiations, correspondence, commitments and communications carried out previously between them either in writing or verbally.

THIRTY FIRST. MODIFICATIONS: The terms and conditions of this present contract can only be modified by virtue of the subscription of modifying agreements between the PARTIES. To such agreements must be added, as annexes an ordinary copy of this instrument and its Annexes vying in all cases to reach a complete interpretation of the terms and conditions that the PARTIES might have agreed upon.

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PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

THIRTY SECOND. INDEPENDENCE OF THE CLAUSES: In case that one of the clauses of this present instrument is declared invalid by a competent authority, the clause of them contained in same will remain being valid without them being affected by the respective resolution in any way whatsoever.

THIRTY THIRD: APPLICABLE LEGISLATION: PARTIES commit themselves to strictly abide for the execution of the works object of this contract to each and all of the clauses it integrates and in a complementary manner to the dispositions set down in the Civil Code of the Federal District.

THIRTY FOURTH. INTERPRETATION AND JURISDICTION: Conflicts that might arise regarding the interpretation and compliance with this present contract must be resolved by common agreement by the PARTIES within a time lapse of 30 (thirty) natural days as of the date in which any of them notifies the other of the existence of conflicts.

In case the described conciliation is reached , PARTIES submit to the jurisdiction of the competent court of law of the Mexico City (Federal District), reason why as of this moment they renounce to the privilege that might correspond to them by reason of their present or future domiciles or by any other reason.

BOTH PARTIES IN THE KNOWLEDGE OF THE TERMS AND CONDITIONS OF THIS PRESENT CONTRACT , SIGN IT IN CONFORMITY IN EACH OF ITS PAGES IN DUPLICATE IN THE CITY OF MANZANILLO, STATE OF COLIMA, IN THE PRESENCE OF TWO WITNESSES WHO LIKEWISE SUBSCRIBE IT ON THE THIRD DAY OF MAY OF THE YEAR TWO THOUSAND AND ELEVEN, EACH PARTY KEEPING A COPY OF THE CONTRACT.

THE CLIENT AMERICAN METAL MINING, S.A. DE C. V., Represented in this act by: RAMIRO TREVIZO LEDEZMA	THE LENDER MACO PBB MÉXICO, S. A. DE C. V., Represented in this act by: CARLOS ALBERTO MARTÍNEZ URIBE

WITNESSES

Tzetzangari Ibarra Junquera	Elizabeth Rubí Rubio Campos

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

Annex I

Equipment, machinery, vehicles and other

4 – MAQ 320H

1 – MAQ D8

1 – 12 X 36 screen with electrostatic equipment

2 – Electromagnetic bins

1 – Backhoe

2 – 4 X 4 Raptors

1 – Weighing machine

4 – ATHD ALLU SIS

1 – MAQ 966

1 – Camp set up

1 – Scraper

_____________________________________________________

(In last page there follows a signed promissory note of payment)

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.

RATIFICATION OF SIGNATURES

The undersigned, René Manuel Tortolero Santillana, Attorney at Law, title holder of Notary Public number 4 of this demarcation, verify and---------------------------------------

Certify

that the signatures written at the bottom of this present contract are authentic and pertain to Messrs., Ramiro Trevizo Ledezma and Carlos Alberto Martínez Uribe as they were written in my presence and they stated that such signatures are the one they use in all of they acts public as private------------------------------------------------------------------------------------------

I, Public Notary, so certify and give faith thereof, that I know the appearing parties who in my concept enjoy the civil capacity to contract and to commit themselves according to law-

Reason was taken in the Certifications Book of this Notary Public in my charge in the city and port of Manzanillo, State of Colima on the 4th day of the month of May 2011-------------

I so give faith---------------------------------------------------------------------------------------------

THE CLIENT AMERICAN METAL MINING, S. A. DE C. V., Represented in this act by: RAMIRO TREVIZO LEDEZMA	THE LENDER MACO PBB MÉXICO S. A. DE C. V., Represented in this act by: CARLOS ALBERTO MARTÍNEZ URIBE

BEFORE ME

RENÉ MANUEL TORTOLERO SANTILLANA

OFFICE TITLE HOLDER

PUBLIC NOTARY NUMBER 4

MANZANILLO, COLIMA

###

RENDERING OF SERVICES CONTRACT SUBSCRIBED BETWEEN AMERICAN METAL MNING, S. A. DE C: V: AND MACO
PBB MEXICO, S. A: DE C: V: ON THE 4TH MAY 2011.